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                                                                 EXHIBIT 10.2.32
                             ROHR INDUSTRIES, INC.
                          SUPPLEMENTAL RETIREMENT PLAN
                            THIRTY-SECOND AMENDMENT



Pursuant to Article 6, this amendment to the Supplemental Retirement Plan is hereby adopted:

1.   A new paragraph 8.17 is hereby added, to read in full as follows:

     "8.17    Notwithstanding the provisions of Section 1.07, Emmet Wolfe is declared to remain eligible as a Participant in the Plan until his retirement; provided that his Years of Credited Service, his Compensation and his Average Monthly Compensation shall be determined as of July 31, 1998; and further provided that the determination of his Compensation on such date shall not include any award under the Management Incentive Plan for any fiscal year following fiscal year 1996."

2.   In all other respects, the Plan is hereby ratified and confirmed.

     IN WITNESS WHEREOF, Rohr, Inc., has caused its duly authorized officers to execute this Amendment on the 13 day of September 1996.


                                    ROHR, INC.



                                    BY: /s/ R.W. MADSEN
                                       -------------------------------
                                       R. W. Madsen
                                       Vice President, General Counsel
                                       and Secretary

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